GMO TRUST

GMO Multi-Sector Fixed Income Fund

Supplement dated December 18, 2023 to the
Summary Prospectus, dated June 30, 2023

Effective December 31, 2023, the section appearing on page 5 of the Summary Prospectus captioned “Management of the Fund” is replaced in its entirety with the following:

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Developed Rates and FX	Jason Hotra (since 2016)	Head, Developed Rates and FX Team, GMO.

Developed Rates and FX	James Donaldson (since 2023)	Portfolio Manager, Developed Rates and FX Team, GMO.